UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
______________________________________________

Date of Report (Date of earliest event reported):	April 2, 2008 (January 18, 2008)

TELTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17893	59-2937938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA	34243
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code:	(941) 753-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends and supplements the report on Form 8-K filed by the Registrant on January 23, 2008 in connection with the acquisition of substantially all of the assets of FMG Ventures, LLC and JC Ventures, LLC.  The report on Form 8-K filed January 23, 2008 is being amended to include the pro forma financial information required by Item 9.01 (b).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 (b) is hereby amended and supplemented as follows:

(b)           Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01 (b) of Form 8-K is set forth in Form 10-K filed by the Registrant on March 31, 2008, which information is hereby incorporated by reference into this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Date: April 2, 2008	By: /s/ Russell R. Lee III
Russell R. Lee III Vice President Finance and Chief Financial Officer